EXHIBIT (n)(3)

Schedule B AMENDED AND RESTATED MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS (Classes of Shares) October 19, 2009

	A	B	C	I	Advisers	R	S
Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund	X	X	X	X
Eaton Vance-Atlanta Capital Focused Growth Fund	X			X
Eaton Vance-Atlanta Capital SMID-Cap Fund	X		X	X		X
Eaton Vance Global Growth Fund	X	X	X	X
Eaton Vance Greater China Growth Fund	X	X	X	X
Eaton Vance Multi-Cap Growth Fund	X	X	X	X
Eaton Vance Worldwide Health Sciences Fund	X	X	X	X		X

Eaton Vance Investment Trust
Eaton Vance AMT-Free Limited Maturity Municipal Income Fund	X	X	X
Eaton Vance California Limited Maturity Municipal Income Fund	X	X	X
Eaton Vance Massachusetts Limited Maturity Municipal Income	X	X	X
Fund
Eaton Vance National Limited Maturity Municipal Income Fund	X	X	X	X
Eaton Vance New Jersey Limited Maturity Municipal Income Fund	X	X	X
Eaton Vance New York Limited Maturity Municipal Income Fund	X	X	X
Eaton Vance Pennsylvania Limited Maturity Municipal Income	X	X	X
Fund

Eaton Vance Managed Income Term Trust
2019 Municipals	X			X
2029 Municipals	X			X
2019 Investment Grade Corporates	X			X
2019 Investment Grade Non-Financial Corporates	X			X

Eaton Vance Municipals Trust
Eaton Vance Alabama Municipal Income Fund	X	X	X	X
Eaton Vance Arizona Municipal Income Fund	X	X	X
Eaton Vance Arkansas Municipal Income Fund	X	X	X
Eaton Vance California Municipal Income Fund	X	X	X	X
Eaton Vance Colorado Municipal Income Fund	X	X	X
Eaton Vance Connecticut Municipal Income Fund	X	X	X	X
Eaton Vance Georgia Municipal Income Fund	X	X	X	X
Eaton Vance Kentucky Municipal Income Fund	X	X	X
Eaton Vance Louisiana Municipal Income Fund	X	X	X
Eaton Vance Maryland Municipal Income Fund	X	X	X	X
Eaton Vance Massachusetts Municipal Income Fund	X	X	X	X
Eaton Vance Michigan Municipal Income Fund	X		X
Eaton Vance Minnesota Municipal Income Fund	X	X	X
Eaton Vance Missouri Municipal Income Fund	X	X	X
Eaton Vance National Municipal Income Fund	X	X	X	X
Eaton Vance New Jersey Municipal Income Fund	X		X	X
Eaton Vance New York Municipal Income Fund	X	X	X	X

	A	B	C	I	Advisers	R	S
Eaton Vance Municipals Trust cont’d
Eaton Vance North Carolina Municipal Income Fund	X	X	X	X
Eaton Vance Ohio Municipal Income Fund	X		X
Eaton Vance Oregon Municipal Income Fund	X	X	X
Eaton Vance Pennsylvania Municipal Income Fund	X	X	X	X
Eaton Vance Rhode Island Municipal Income Fund	X	X	X
Eaton Vance South Carolina Municipal Income Fund	X	X	X	X
Eaton Vance Tennessee Municipal Income Fund	X	X	X
Eaton Vance Virginia Municipal Income Fund	X	X	X	X

Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund	X	X	X	X
Eaton Vance Insured Municipal Income Fund	X	X	X
Eaton Vance Kansas Municipal Income Fund	X	X	X
Eaton Vance Tax-Advantaged Bond Strategies Fund	X		X	X
Eaton Vance Tax-Advantaged Bond Strategies Intermediate	X		X	X
Term Fund
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund	X		X	X
Eaton Vance Tax-Advantaged Treasury-Linked Strategies Fund	X		X	X

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	X	X	X	X
Eaton Vance Build America Bond Fund	X		X	X
Eaton Vance Cash Management Fund	X	X	X
Eaton Vance Diversified Income Fund	X	X	X	X
Eaton Vance Dividend Income Fund	X		X	X		X
Eaton Vance Emerging Markets Local Income Fund	X		X	X
Eaton Vance Floating-Rate Advantage Fund	X	X	X	X	X
Eaton Vance Floating-Rate Fund	X	X	X	X	X
Eaton Vance Floating-Rate & High Income Fund	X	X	X	X	X
Eaton Vance Global Macro Absolute Return Fund	X		X	X
Eaton Vance Government Obligations Fund	X	X	X	X		X
Eaton Vance High Income Opportunities Fund	X	X	X	X
Eaton Vance International Equity Fund	X		X	X
Eaton Vance International Income Fund	X		X	X
Eaton Vance Large-Cap Core Research Fund	X		X	X
Eaton Vance Low Duration Fund	X	X	X	X
Eaton Vance Money Market Fund
Eaton Vance Strategic Income Fund	X	X	X	X		X
Eaton Vance Structured Emerging Markets Fund	X		X	X
Eaton Vance Tax Free Reserves
Eaton Vance Tax-Managed Dividend Income Fund	X	X	X	X
Eaton Vance Tax-Managed Equity Asset Allocation Fund	X	X	X	X
Eaton Vance Tax-Managed Growth Fund 1.1	X	X	X	X			X
Eaton Vance Tax-Managed Growth Fund 1.2	X	X	X	X
Eaton Vance Tax-Managed International Equity Fund	X	X	X	X
Eaton Vance Tax-Managed Mid-Cap Core Fund	X	X	X	X
Eaton Vance Tax-Managed Multi-Cap Growth Fund	X	X	X
Eaton Vance Tax-Managed Small-Cap Fund	X	X	X	X
Eaton Vance Tax-Managed Small-Cap Value Fund	X	X	X	X
Eaton Vance Tax-Managed Value Fund	X	X	X	X

	A	B	C	I	Advisers	R	S
Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	X	X	X	X		X
Eaton Vance Tax-Managed Emerging Markets Fund				X

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	X	X	X	X
Eaton Vance Dividend Builder Fund	X	X	X	X
Eaton Vance Emerging Markets Fund	X	X	X	X
Eaton Vance Enhanced Equity Option Income Fund	X		X	X
Eaton Vance Equity Asset Allocation Fund	X		X	X
Eaton Vance Greater India Fund	X	X	X	X
Eaton Vance Institutional Short Term Income Fund
Eaton Vance Investment Grade Income Fund	X			X
Eaton Vance Large-Cap Growth Fund	X	X	X	X		X
Eaton Vance Large-Cap Value Fund	X	X	X	X		X
Eaton Vance Real Estate Fund				X
Eaton Vance Risk-Managed Equity Option Income Fund	X		X	X
Eaton Vance Small-Cap Fund	X	X	X	X		X
Eaton Vance Small-Cap Value Fund	X	X	X	X
Eaton Vance Special Equities Fund	X	X	X	X